UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2024

AADI BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (424) 744-8055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2024, the Compensation Committee of the Board of Directors of Aadi Bioscience, Inc. (the “Company”) approved a retention bonus program (the “Retention Bonuses”) for certain Company employees, including certain executive officers, in each case pursuant to, and subject to the terms and conditions of, a retention bonus letter (each, a “Retention Bonus Letter”).

On September 18, 2024, the Company entered into a Retention Bonus Letter with each of David J. Lennon, Ph.D., the Company’s President and Chief Executive Officer, and Scott Giacobello, the Company’s Chief Financial Officer, pursuant to which the Company will pay, subject to the terms and conditions of the Retention Bonus Letter, a retention bonus of $390,000 to Dr. Lennon and $220,000 to Mr. Giacobello, in each case if such executive officer remains an employee of the Company through the earlier of (i) March 31, 2025 or (ii) the date of a Change of Control (as defined in the letter) (such date, the “Retention Date”). The Retention Bonuses, to the extent earned, are payable, less applicable withholdings, within ten (10) business days following the Retention Date.

If, prior to the applicable Retention Date, the Company terminates the employment of Dr. Lennon or Mr. Giacobello other than for Cause (as defined in the Retention Bonus Letter), death or Disability (as defined in the Retention Bonus Letter), or the applicable executive officer resigns from his employment for Good Reason (as defined in the Retention Bonus Letter), then, subject to the terms and conditions of the Retention Bonus Letter, including the applicable executive officer’s execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to the Company, the applicable executive officer will be entitled to receive a lump sum severance payment in the amount of the Retention Bonus, payable less applicable withholdings on the sixty-first (61st) day following his termination of employment.

The preceding description of the Retention Bonus Letters does not purport to be complete and is qualified in its entirety by reference to the form of Retention Bonus Letter filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Retention Bonus Letter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2024

/s/ Scott Giacobello
Scott Giacobello Chief Financial Officer